Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND WAIVER AGREEMENT (this “Agreement”), dated as of March 20, 2026, is entered into by and among SKYLAND GRAIN, L.L.C., a Kansas limited liability company (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders and Voting Participants identified on the signature pages hereto and COBANK, ACB, as Administrative Agent, Swing Line Lender, and Issuing Lender. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Existing Credit Agreement or the Credit Agreement, as applicable.
RECITALS
WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent, the Swing Line Lender, and the Issuing Lender are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2024 (as may be amended, restated, amended and restated, modified, supplemented, increased and extended prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Agreement, the “Credit Agreement”).

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms of the Existing Credit Agreement.
WHEREAS, the Borrower has notified the Administrative Agent that the financial statements delivered pursuant to Section 6.1(a) of the Credit Agreement for the period ending December 31, 2025 (the “Inaccurate Financials”) were required to be restated due to the occurrence of certain accounting errors in the originally submitted financial statements for such period.
WHEREAS, the Borrower has requested that the Administrative Agent waive any Event of Default that has occurred under Section 9.1(b) of the Credit Agreement due to the submission of the Inaccurate Financials (the “Existing Event of Default”).

WHEREAS, the Administrative Agent and the requisite Lenders and Voting Participants have agreed to waive the Existing Event of Default, and amend the Credit Agreement, but only pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendment to the Existing Credit Agreement. Subject to the terms and conditions set forth herein and the effectiveness of this Agreement in accordance with its terms, the parties hereto agree that Section 7.5 of the Existing Credit Agreement shall be amended to delete “and” at the end of clause (i), replace the period at the end of clause (j) and replace with “; and” and add the following new clause (k) immediately following clause (j):
(k)    Heartland Soil Services, LLC, a Subsidiary of the Borrower, shall be permitted to make an Investment in a newly formed Joint Venture in an aggregate amount not to exceed
$600,000, which newly formed Joint Venture shall operate as a soil analysis laboratory.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT
SKYLAND GRAIN, L.L.C.

2.Waiver. The Lenders and Voting Participants constituting Required Lenders hereby agree to waive the Existing Events of Default. The above one-time, limited waiver shall not modify or affect the Loan Parties’ obligations to comply fully with the terms of Section 5.10 of the Credit Agreement for any future periods or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document. The waiver herein is limited solely to the specific waiver identified above and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.
3.Conditions Precedent. This Agreement shall be effective on the date that each of the following conditions have been satisfied as determined by the Administrative Agent in its reasonable discretion:
(a)the Borrower and the Required Lenders shall have delivered to the Administrative Agent this Agreement (or their approval thereof, in the case of Voting Participants), duly executed; and
(b)the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and, if applicable, its counsel, such other documents in connection with such transactions as the Administrative Agent or its counsel may reasonably request.
4.Representations of Loan Parties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:
(a)Each Loan Party has the requisite power and authority and has taken all necessary action to authorize the execution, delivery, and performance of this Agreement in accordance with its terms.
(b)This Agreement has been duly executed and delivered by each Loan Party and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by Debtor Relief Laws affecting creditors’ rights generally or by general equitable principles relating to enforceability.
(c)The execution, delivery and performance by the Loan Parties of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not require, as a condition to the effectiveness thereof, any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for filings, recordings or consents where failure to obtain or make could not reasonably be expected to have a Material Adverse Change.
(d)No material consent or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with the execution, delivery or performance by any Loan Party of this Agreement other than those that have already been obtained and are in full force and effect.
Immediately after giving effect to this Agreement: (i) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement are true, accurate and complete in all material respects (but without duplication of any existing materiality qualifiers) on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date (in which case they are true, accurate and complete in all material respects (but without duplication of any existing

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materiality qualifiers) as of such earlier date); and (ii) other than the Existing Event of Default, no Default or Event of Default exists on and as of the date hereof.
5.Incorporation of Agreement. Except as specifically modified herein, the terms of the Loan Documents shall remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Loan Documents, or constitute a waiver or amendment of any provision of the Loan Documents, except as expressly set forth herein. This Agreement shall constitute a Loan Document.
6.Entirety. This Agreement, the Credit Agreement, and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. This Agreement, the Credit Agreement, and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
7.Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or other secure electronic format (.pdf) shall be effective as an original.
8.Governing Law; Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The governing law, submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial provisions contained in Section 11.10 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.
9.Further Assurances. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.
10.Miscellaneous. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Laws, but if any provision of this Agreement shall be prohibited by or invalid under applicable Laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any Loan Document, the provision contained in this Agreement shall govern and control.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.
BORROWER:

SKYLAND GRAIN, L.L.C., a Kansas limited liability company
By:
Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAJVER AGREEMENT
SKYLAND GRAJN, L.L.C.

ADMINISTRATIVE AGENT:

COBANK, ACB, as Administrative Agent

By:      Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.

LENDERS:    COBANK, FCB, as a Lender

By:      Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.

FARM CREDIT MID-AMERICA, PCA, as a
Lender

By:
Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.

VOTING PARTICIPANTS:    AgWest Farm Credit, FLCA, as a Voting Participant

By: Name: Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.

VOTING PARTICIPANTS:    American AgCredit, FLCA, as a Voting Participant

By:      Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.

VOTING PARTICIPANTS:    CAPITAL FARM CREDIT, FLCA , as a Voting
Participant

By:      Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.

VOTING PARTICIPANTS:    Farm Credit Bank of Texas, as a Voting Participant

By:      Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.

VOTING PARTICIPANTS:            FARM CREDIT EAST, ACA, as a Voting Participant

By:      Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.

VOTING PARTICIPANTS:    GreenStone Farm Credit Services, FLCA, as a
Voting Participant

By:      Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.

VOTING PARTICIPANTS:    HIGH PLAINS FARM CREDIT, FLCA, as a Voting Participant

By:      Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.

VOTING PARTICIPANTS:    HORIZON FARM CREDIT, FLCA, as a Voting
Participant

By:
Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.

VOTING PARTICIPANTS:    YOSEMITE LAND BANK, FLCA as a Voting
Participant

By:      Name:
Title:

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT SKYLAND GRAIN, L.L.C.